                                  Exhibit 10.1

GREENPOINT MORTGAGE                                      SERVICING CERTIFICATE


=============================================================================================================================
REVOLVING HOME EQUITY LOAN    LIBOR:                             6.00375%  Current Collection Period:      03/01/00-03/31/00
ASSET-BACKED NOTES            Margin A-1:                        0.30000%  P&S Agreement Date:                  12/1/99
SERIES 1999-2                 Class A-1  Note Rate:              6.30375%  Original Closing Date:              12/22/99
                              Class A-2  Note Rate:              6.38375%  Distribution Date:                   4/17/00
                              Margin A-2:                        0.38000%  Record Date:                         4/16/00
                              Interest Period 03/15/00 thru         33     Pool Factor:                       97.7878605%
                              04/16/00:
                              Servicing Fee Rate:                0.50000%  Initial Class A-1 O/C Amt:            22.71
                              Class A-1 Premium Fee Rate:        0.18000%  Initial Class A-2 O/C Amt:           565.15
                              Class A-2 Premium Fee Rate:        0.18000%  Class A-1 O/C Amt as of
                                                                           Pmt Date:                        1,092,020.56
                              Trustee Fee:                       0.00900%  Class A-2 O/C Amt as of
                                                                           Pmt Date:                          214,144.43
                              Class A-1 Act Weighted Avg Ln
                              Rate:                             11.82102%
                              Class A-2 Act Weighted Avg Ln
                              Rate:                             11.67303%

                              Total Management Fee                500.00
        =====================================================================================================================

BALANCES
        Beginning Class A-1 Pool Balance                                                                      198,000,305.29
        Beginning Class A-2 Pool Balance                                                                       48,912,335.42


        Beginning Class A-1 Note Balance -- CUSIP                                                             192,738,317.20
        Beginning Class A-2 Note Balance -- CUSIP                                                              48,813,007.94

        Class A-1 Overcollateralization Amount to Fill                                                          4,316,754.43
        Class A-2 Overcollateralization Amount to Fill                                                          1,224,695.71

        Ending Class A-1 Pool Balance                                                                         196,430,741.31
        Ending Class A-2 Pool Balance                                                                          48,242,132.22


        Ending Class A-1 Note Balance -- CUSIP                                                                192,183,002.15
        Ending Class A-2 Note Balance -- CUSIP                                                                 48,027,987.79

        Additional Balances  Class A-1                                                                          5,386,002.36
        Additional Balances  Class A-2                                                                          1,822,317.48

        Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                               0
        Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                            0.00
        Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                                0
        Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                             0.00
        Number of all Subsequent  Class A-1 HELOC Mortgage Loans (Current Date)                                         1108
        Subsequent Class A-1 HELOC Mortgage Loan Asset Balance (Current Date)                                           0.00
        Number of all Subsequent Class A-2 Heloc Loans (Current Date)                                                      0
        Subsequent Class A-2 HELOC Loan Asset Balance (Current Date)                                                    0.00
        Number of all Subsequent HLTV Mortgage Loans (Current Date)                                                        0
        Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                                      0.00
        Cumulative Number of ALL Subsequent Mortgage Loans                                                                 0
        Cumulative Subsequent Mortgage Loan Asset Balance                                                               0.00
        Class A-1 Cummulative Excess of Draws Over Principal Paydown                                            3,155,718.60

        Class A-1 Cummulative Excess of Draws Over Principal Paydown Recoup this Distribution                   1,569,563.98
        Beginning Loan Count                                                                                           5,599
        Ending Loan Count                                                                                              5,505

COLLECTION AMOUNTS CLASS A-1
   1    Aggregate of All Mortgage Collections (Gross)                                                           8,737,857.52
   2    Total Mortgage Interest Collections (Gross)                                                             1,782,291.18
        Servicing Fees (current collection period)                                                                 82,500.13
        Deferred Interest Transfer  (DI)                                                                                0.00
     3a      Mortgage Principal Collections                                                                     6,955,566.34
     3b      Pre-Funded Balance                                                                                         0.00
     3c      Net Liquidation Proceeds                                                                                   0.00
   3    Total Mortgage Principal Collections                                                                    6,955,566.34
        Aggregate of Transfer Deposits                                                                                  0.00
        Investor Loss Amount                                                                                            0.00
        Aggregate Investor Loss Reduction Amount                                                                        0.00


COLLECTION AMOUNTS CLASS A-2
   1    Aggregate of All Mortgage Collections (Gross)                                                           2,921,154.95
   2    Total Mortgage Interest Collections (Gross)                                                               428,634.27
        Servicing Fees (current collection period)                                                                 20,380.14
        Deferred Interest Transfer  (DI)                                                                                0.00
     3a      Mortgage Principal Collections                                                                     2,492,520.68
     3b      Pre-Funded Balance                                                                                         0.00
     3c      Net Liquidation Proceeds                                                                                   0.00
   3    Total Mortgage Principal Collections                                                                    2,492,520.68
        Aggregate of Transfer Deposits                                                                                  0.00
        Investor Loss Amount                                                                                            0.00
        Aggregate Investor Loss Reduction Amount                                                                        0.00

TOTAL COLLECTION AMOUNT
   1    Aggregate of All Mortgage Collections (Gross)                                                          11,659,012.47
   2    Total Mortgage Interest Collections (Gross)                                                             2,210,925.45
        Servicing Fees (current collection period)                                                                102,880.27
        Deferred Interest Transfer  (DI)                                                                                0.00
     3a      Mortgage Principal Collections                                                                     9,448,087.02
     3b      Insurance Proceeds                                                                                         0.00
     3c      Net Liquidation Proceeds                                                                                   0.00
   3    Total Mortgage Principal Collections                                                                    9,448,087.02
        Aggregate of Transfer Deposits                                                                                  0.00
        Investor Loss Amount                                                                                            0.00
        Aggregate Investor Loss Reduction Amount                                                                        0.00


        Class A-1 Net Interest Collection                                                                       1,699,791.05
        Class A-2 Net Interest Collection                                                                         408,254.13


DISTRIBUTION AMOUNTS CLASS A-1
        Class A-1 Note    Interest 8.6 (d)(iv)                                                                  1,113,726.32
        Class A-1 Note    Unpaid Interest Shortfall (current cycle)                                                     0.00
        Class A-1 Note    Reserve Fund Amount                                                                           0.00
        Investor Loss Amount                                                                                            0.00
        Previous Investor Loss Amount                                                                                   0.00
        Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                28,910.75
        Credit Enhancer Reimbursement                                                                                   0.00
        Accelerated Principal Distribution Amount                                                                 555,315.05
        Spread Account Deposit                                                                                          0.00
        Indenture  Trustee Fee 8.6 (d)(i)                                                                           1,445.54
        Management Fee 8.6 (d)(iii)                                                                                   393.40
        Payment to Servicer                                                                                             0.00
        Deferred Interest                                                                                               0.00
        Remaining Amount to Transferor                                                                                  0.00
        TOTAL CERTIFICATEHOLDERS DISTRIBUTION ALLOCABLE TO INTEREST                                             1,699,791.05



        Maximum Principal Payment                                                                                       0.00
        Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y) the HELOC Pool O/C                   0.00
        Redctin Amt) 8.6(d)(v)
        Accelerated Principal Distribution Amount                                                                 555,315.05
        Loan Loss                                                                                                       0.00
        Class A-1 Overcollateralization Deficit 8.6 (d)(vi)                                                             0.00
        TOTAL CERTIFICATEHOLDERS DISTRIBUTION ALLOCABLE TO PRINCIPAL                                              555,315.05


DISTRIBUTION AMOUNTS CLASS A-2
        Class A-2 Note    Interest 8.6 (d)(iv)                                                                    285,642.54
        Class A-2 Note    Unpaid Interest Shortfall (current cycle)                                                     0.00
        Class A-2 Note    Reserve Fund Amount                                                                           0.00
        Investor Loss Amount                                                                                            0.00
        Previous Investor Loss Amount                                                                                   0.00
        Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                 7,321.95
        Credit Enhancer Reimbursement                                                                                   0.00
        Accelerated Principal Distribution Amount                                                                 114,816.95
        Spread Account Deposit                                                                                          0.00
        Indenture  Trustee Fee 8.6 (d)(i)                                                                             366.10
        Management Fee 8.6 (d)(iii)                                                                                   106.60
        Payment to Servicer                                                                                             0.00
        Deferred Interest                                                                                               0.00
        Remaining Amount to Transferor                                                                                  0.00
        TOTAL CERTIFICATEHOLDERS DISTRIBUTION ALLOCABLE TO INTEREST                                               408,254.13

        Maximum Principal Payment                                                                                 670,203.20
        Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y) the Second Pool O/C                  0.00
        Redctin Amt) 8.6(d)(v)
        Accelerated Principal Distribution Amount                                                                 114,816.95
        Loan Loss                                                                                                       0.00
        Class A-2 Overcollateralization Deficit 8.6 (d)(vi)                                                             0.00
        TOTAL CERTIFICATEHOLDERS DISTRIBUTION ALLOCABLE TO PRINCIPAL                                              785,020.15


TOTAL DISTRIBUTION AMOUNT
        Class A Note    Interest 8.6 (d)(iv)                                                                    1,399,368.86
        Class A Note    Unpaid Interest Shortfall (current cycle) 5.01(i)                                               0.00
        Class A Note    Reserve Fund Amount                                                                             0.00
        Investor Loss Amount  5.01(iii)                                                                                 0.00
        Previous Investor Loss Amount 5.01(iv)                                                                          0.00
        Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                36,232.70
        Credit Enhancer Reimbursement 5.01(vi)                                                                          0.00
        Accelerated Principal Distribution Amount 5.01(vii)                                                       670,132.00
        Spread Account Deposit 5.01(viii)                                                                               0.00
        Indenture  Trustee Fee 8.6 (d)(i)                                                                           1,811.63
        Management Fee 8.6 (d)(iii)                                                                                   500.00
        Payment to Servicer per Section 7.03 5.01 (x)                                                                   0.00
        Deferred Interest 5.01 (xi)                                                                                     0.00
        Remaining Amount to Transferor 5.01 (xii)                                                                       0.00
        TOTAL CERTIFICATEHOLDERS DISTRIBUTION ALLOCABLE TO INTEREST                                             2,108,045.19


        Maximum Principal Payment                                                                                 670,203.20
        Scheduled Principal Collection Payment                                                                          0.00
        Accelerated Principal Distribution Amount                                                                 670,132.00
        Loan Loss                                                                                                       0.00
        Overcollateralization Deficit 8.6 (d)(vi)                                                                       0.00
        TOTAL CERTIFICATEHOLDERS DISTRIBUTION ALLOCABLE TO PRINCIPAL                                            1,340,335.20




LOSSES/RETRANSFERS
        Unpaid Class A-1 Note    Interest Shortfall Due (From Previous Distributions)                                   0.00
        Unpaid Class A-2 Note    Interest Shortfall Due (From Previous Distributions)                                   0.00
        Interest Earned on Shortfall @ applicable Certificate Rate                                                      0.00
        Investor Loss Reduction Amount (From Previous Distributions)                                                    0.00


DISTRIBUTION TO CERTIFICATEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)
CLASS A-1
        TOTAL CLASS A-1 NOTE DISTRIBUTION AMOUNT ALLOCABLE TO INTEREST                                             5.7623920
        Interest Distribution Amount                                                                               5.7623920
        Unpaid Note Interest Shortfall Included in Current Distribution                                            0.0000000
        Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                            0.0000000

        TOTAL CLASS A-1 NOTE DISTRIBUTION AMOUNT ALLOCABLE TO PRINCIPAL                                            2.8731861
        Maximum Principal Payment                                                                                  0.0000000
        Scheduled Principal Collections Payment                                                                    0.0000000
        Loan Loss                                                                                                  0.0000000
        Accelerated Principal Distribution Amount                                                                  2.8731861


CLASS A-2
        TOTAL CLASS A-2 NOTE DISTRIBUTION AMOUNT ALLOCABLE TO INTEREST                                             5.4543161
        Interest Distribution Amount                                                                               5.4543161
        Unpaid Note Interest Shortfall Included in Current Distribution                                            0.0000000
        Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                            0.0000000


        TOTAL CLASS A-2 NOTE DISTRIBUTION AMOUNT ALLOCABLE TO PRINCIPAL                                           14.9898826
        Maximum Principal Payment                                                                                 12.7974642
        Scheduled Principal Collections Payment                                                                    0.0000000
        Loan Loss                                                                                                  0.0000000
        Accelerated Principal Distribution Amount                                                                  2.1924184



        TOTAL INTEREST AMOUNT DISTRIBUTED TO CLASS A CERTIFICATEHOLDER                                            11.2167082
        TOTAL PRINCIPAL AMOUNT DISTRIBUTED TO CLASS A CERTIFICATEHOLDER                                           17.8630687

        Credit Enhancement Draw Amount                                                                                  0.00

DELINQUENCIES/FORECLOSURES

CLASS A-1
        Number of Mortgages 30 to 59 Days Delinquent                                                                      51
        Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                      2,235,515.64
        Number of Mortgages 60 to 89 Days Delinquent                                                                      10
        Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                        437,734.51
        Number of Mortgages 90 to 179 Days Delinquent                                                                      1
        Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                        27,494.78
        Number of Mortgages 180 or more Days Delinquent                                                                    0
        Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                           0.00
        Number of Mortgage Loans in Foreclosure                                                                            5
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                                             202,945.73

        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                       0.00
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                                           0.00


CLASS A-2
        Number of Mortgages 30 to 59 Days Delinquent                                                                       3
        Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                        350,076.87
        Number of Mortgages 60 to 89 Days Delinquent                                                                       0
        Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                              0.00
        Number of Mortgages 90 to 179 Days Delinquent                                                                      0
        Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                             0.00
        Number of Mortgages 180 or more Days Delinquent                                                                    0
        Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                           0.00
        Number of Mortgage Loans in Foreclosure                                                                            0
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                   0.00

        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                       0.00
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                                           0.00


TOTAL DELINQUENCIES/FORECLOSURES

        Number of Mortgages 30 to 59 Days Delinquent                                                                      54
        Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                      2,585,592.51
        Number of Mortgages 60 to 89 Days Delinquent                                                                      10
        Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                        437,734.51
        Number of Mortgages 90 to 179 Days Delinquent                                                                      1
        Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                        27,494.78
        Number of Mortgages 180 or more Days Delinquent                                                                    0
        Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                           0.00
        Number of Mortgage Loans in Foreclosure                                                                            5
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                                             202,945.73

        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                       0.00
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                                           0.00

=============================================================================================================================

RESERVE FUND ACTIVITY

        Class A-1 Reserve Fund  Beginning Balance                                                                       0.00
        Class A-1 Reserve Fund  Deposit/Withdrawal                                                                      0.00
        Class A-1 Reserve Fund  Ending Balance                                                                          0.00

        Class A-2 Reserve Fund  Beginning Balance                                                                       0.00
        Class A-2 Reserve Fund  Deposit/Withdrawal                                                                      0.00
        Class A-2 Reserve Fund  Ending Balance                                                                          0.00

PRE-FUNDED ACCOUNT ACTIVITY

        Beginning Balance Pre-Funded Account                                                                   50,000,000.00
        Remaining Amount for Distribution to Classes                                                                    0.00
        Withdrawal for Subsequent Loan Purchase:                                                             (49,999,441.28)
        Ending Balance Pre-Funded Account                                                                             558.72


          All Computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

          The Attached Servicing Certificate is true and correct in all material respects.


          -------------------------------------------------------
          A Servicing Officer    Teri Martine




------------------------------------------------------------------------------------------------------------------
GREENPOINT MORTGAGE                               STATEMENT TO NOTEHOLDERS
==================================================================================================================
REVOLVING HOME EQUITY LOAN   LIBOR:                        6.00375%  Current Collection Period:  03/01/00-03/31/00
ASSET-BACKED NOTES           Margin:                       0.30000%  P&S Agreement Date:             12/1/99
SERIES 1999-2                Class A-1  Note Rate:         6.30375%  Original Closing Date:          12/22/99
                             Class A-2  Note Rate:         6.38375%  Distribution Date:              4/17/00
                                                                     Record Date:                    4/16/00
                               Interest Period 03/15/00              Pool Factor:                  97.7878605%
                                    thru 04/16/00:            33

==================================================================================================================

BALANCES
          Beginning HELOC Pool Balance                                                             198,000,305.29
          Beginning Second Lien Pool Balance                                                        48,912,335.42


          Beginning Class A-1 Note Balance - CUSIP                                                 192,738,317.20
          Beginning Class A-2 Note Balance - CUSIP                                                  48,813,007.94


          Ending Class A-1 Pool Balance                                                            196,430,741.31
          Ending Class A-2 Pool Balance                                                             48,242,132.22


          Ending Class A-1 Note Balance - CUSIP                                                    192,183,002.15
          Ending Class A-2 Note Balance -- CUSIP                                                    48,027,987.79

          Additional Balances  Class A-1                                                             5,386,002.36
          Additional Balances  Class A-2                                                             1,822,317.48

          Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                  0
          Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                               0.00
          Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                   0
          Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                0.00
          Number of all Subsequent HELOC Mortgage Loans (Current Date)                                      1,108
          Subsequent HELOC Mortgage Loan Asset Balance (Current Date)                                        0.00
          Number of all SubsequentSecond Lien Mortgage Loans (Current Date)                                     0
          Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)                                  0.00
          Number of all Subsequent HLTV Mortgage Loans (Current Date)                                           0
          Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                         0.00
          Cumulative Number of ALL Subsequent Mortgage Loans                                                    0
          Cumulative Subsequent Mortgage Loan Asset Balance                                                  0.00
          Class A-1 Cummulative Excess of Draws Over Principal Paydown                               3,155,718.60

          Beginning Loan Count                                                                              5,599
          Ending Loan Count                                                                                 5,505


COLLECTION AMOUNTS CLASS A-1
          Aggregate of All Mortgage Collections                                                      8,655,357.39
          Total Mortgage Interest Collections                                                        1,782,291.18
          Servicing Fees (current collection period)                                                  (82,500.13)
               Mortgage Principal Collections                                                        6,955,566.34
               Pre-Funded Balance                                                                            0.00
                                                                                                             0.00
          Total Mortgage Principal Collections                                                       6,955,566.34


COLLECTION AMOUNTS CLASS A-2
          Aggregate of All Mortgage Collections                                                      2,900,774.81
          Total Mortgage Interest Collections                                                          428,634.27
          Servicing Fees (current collection period)                                                  (20,380.14)
               Mortgage Principal Collections                                                        2,492,520.68
               Pre-Funded Balance                                                                            0.00
                                                                                                             0.00
          Total Mortgage Principal Collections                                                       2,492,520.68


TOTAL COLLECTION AMOUNT
          Aggregate of All Mortgage Collections                                                     11,659,012.47
          Total Mortgage Interest Collections                                                        2,210,925.45
               Mortgage Principal Collections                                                        9,448,087.02
               Pre-Funded Balance                                                                            0.00

          Total Mortgage Principal Collections                                                       9,448,087.02



DISTRIBUTION AMOUNTS CLASS A-1
          Class A-1 Note    Interest                                                                 1,113,726.32
          Class A-1 Note    Unpaid Interest Shortfall (current cycle)                                        0.00
          Class A-1 Note    Reserve Fund Amount                                                              0.00

          Maximum Principal Payment                                                                          0.00
          Scheduled Principal Collection                                                                     0.00
          Accelerated Principal Distribution Amount                                                    555,315.05
          Loan Loss                                                                                          0.00
          Class A-1 Overcollateralization Deficit                                                            0.00
          Total Certificateholders Distribution Allocable to Principal                                 555,315.05

DISTRIBUTION AMOUNTS CLASS A-2
          Class A-2 Note    Interest                                                                   285,642.54
          Class A-2 Note    Unpaid Interest Shortfall (current cycle)                                        0.00
          Class A-2 Note    Reserve Fund Amount                                                              0.00

          Maximum Principal Payment                                                                    670,203.20
          Scheduled Principal Collection                                                                     0.00
          Accelerated Principal Distribution Amount                                                    114,816.95
          Loan Loss                                                                                          0.00
          Class A-2 Overcollateralization Deficit                                                            0.00
          Total Certificateholders Distribution Allocable to Principal                                 785,020.15

TOTAL DISTRIBUTION AMOUNT
          Class A Note Interest                                                                      1,399,368.86
          Class A Note Unpaid Interest Shortfall (current cycle)                                             0.00
          Class A Note  Reserve Fund Amount                                                                  0.00

          Maximum Principal Payment                                                                    670,203.20
          Scheduled Principal Collection Payment                                                             0.00
          Accelerated Principal Distribution Amount                                                    670,132.00
          Overcollateralization Deficit                                                                      0.00
          Total Certificateholders Distribution Allocable to Principal                               1,340,335.20


LOSSES/RETRANSFERS

          Unpaid Class A-1 Note    Interest Shortfall Due (From Previous Distributions)                      0.00
          Unpaid Class A-2 Note    Interest Shortfall Due (From Previous Distributions)                      0.00
          Interest Earned on Shortfall @ applicable Certificate Rate                                         0.00
          Investor Loss Reduction Amount (From Previous Distributions)                                       0.00


DISTRIBUTION TO CERTIFICATEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)

CLASS A-1
          TOTAL CLASS A-1 NOTE DISTRIBUTION AMOUNT ALLOCABLE TO INTEREST                                5.7623920
          Interest Distribution Amount                                                                  5.7623920
          Unpaid Note Interest Shortfall Included in Current                                            0.0000000
          Distribution
          Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)               0.0000000

          TOTAL CLASS A-1 NOTE DISTRIBUTION AMOUNT ALLOCABLE TO PRINCIPAL                               2.8731861
          Maximum Principal Payment                                                                     0.0000000
          Scheduled Principal Collections Payment                                                       0.0000000
          Loan Loss                                                                                     0.0000000
          Accelerated Principal Distribution Amount                                                     2.8731861

CLASS A-2
          TOTAL CLASS A-2 NOTE DISTRIBUTION AMOUNT ALLOCABLE TO INTEREST                                5.4543161
          Interest Distribution Amount                                                                  5.4543161
          Unpaid Note Interest Shortfall Included in Current                                            0.0000000
          Distribution
          Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)               0.0000000

          TOTAL CLASS A-2 NOTE DISTRIBUTION AMOUNT ALLOCABLE TO PRINCIPAL                              14.9898826
          Maximum Principal Payment                                                                    12.7974642
          Scheduled Principal Collections Payment                                                       0.0000000
          Loan Loss                                                                                     0.0000000
          Accelerated Principal Distribution Amount                                                     2.1924184




          TOTAL INTEREST AMOUNT DISTRIBUTED TO CLASS A CERTIFICATEHOLDER                               11.2167082
          TOTAL PRINCIPAL AMOUNT DISTRIBUTED TO CLASS A CERTIFICATEHOLDER                              17.8630687

          Credit Enhancement Draw Amount                                                                     0.00

DELINQUENCIES/FORECLOSURES
CLASS A-1
          Number of Mortgages 31 to 60 Days Delinquent                                                         51
          Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent
                                                                                                     2,235,515.64
          Number of Mortgages 61 to 90 Days Delinquent                                                         10
          Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                           437,734.51
          Number of Mortgages 91 to 180 or more Days Delinquent                                                 1
          Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                   27,494.78
          Number of Mortgages 181 or more Days Delinquent                                                       0
          Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                              0.00
          Number of Mortgage Loans in Foreclosure                                                               5
          Aggregate Principal Balances of Mortgage Loans in Foreclosure                                202,945.73


          Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                          0.00
          Aggregate Trust Balances of any Liquidated Loans in the Current Month                              0.00


CLASS A-2
          Number of Mortgages 31 to 60 Days Delinquent                                                          3
          Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                           350,076.87
          Number of Mortgages 61 to 90 Days Delinquent                                                          0
          Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                    -
          Number of Mortgages 91 to 180 or more Days Delinquent                                                 0
          Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                        0.00
          Number of Mortgages 181 or more Days Delinquent                                                       0
          Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                              0.00
          Number of Mortgage Loans in Foreclosure                                                               0
          Aggregate Principal Balances of Mortgage Loans in Foreclosure                                      0.00


          Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                          0.00
          Aggregate Trust Balances of any Liquidated Loans in the Current Month                              0.00

TOTAL DELINQUENCIES/FORECLOSURES
          Number of Mortgages 31 to 60 Days Delinquent                                                         54
          Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                         2,585,592.51
          Number of Mortgages 61 to 90 Days Delinquent                                                         10
          Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                           437,734.51
          Number of Mortgages 91 to 180 or more Days Delinquent                                                 1
          Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                   27,494.78
          Number of Mortgages 181 or more Days Delinquent                                                       0
          Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                              0.00
          Number of Mortgage Loans in Foreclosure                                                               5
          Aggregate Principal Balances of Mortgage Loans in Foreclosure                                202,945.73


          Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                          0.00
          Aggregate Trust Balances of any Liquidated Loans in the Current Month                              0.00

==================================================================================================================

          Class A-1 Note Rate For Next Distribution        LIBOR                        6.13000%         6.43000%


RESERVE FUND ACTIVITY

          Class A-1 Reserve Fund  Beginning Balance                                                          0.00
          Class A-1 Reserve Fund  Deposit/Withdrawal                                                         0.00
          Class A-1 Reserve Fund  Ending Balance                                                             0.00

          Class A-2 Reserve Fund  Beginning Balance                                                          0.00
          Class A-2 Reserve Fund  Deposit/Withdrawal                                                         0.00
          Class A-2 Reserve Fund  Ending Balance                                                             0.00

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